UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: July 19, 2017

DALA PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O Box 947

Crosslake, MN 56442

(Address of Principal Executive Offices, Including Zip Code)

(612) 801-0789

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements are not a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time the statements are made and involve known and unknown risks, uncertainties and other factors that may cause our results, levels of activity, performance or achievements to be materially different from the information expressed or implied by the forward-looking statements in this Current Report. These factors include, among others, economic conditions generally in the United States and internationally, and in the industry and markets in which we have and may participate in the future, competition within our chosen industry or industries, our current and intended business, our assets and plans, the effect of applicable United States and foreign laws, rules and regulations on our business and the possibility we may fail to successfully develop, compete in and finance our current and intended business operations.

You should read any other cautionary statements made in this Current Report as being applicable to all related forward-looking statements wherever they appear in this Current Report. We cannot assure you that the forward-looking statements in this Current Report will prove to be accurate, and therefore, prospective investors are encouraged not to place undue reliance on forward-looking statements. You should read this Current Report completely, and it should be considered in light of all other information contained in the reports or registration statement that we file with the Securities and Exchange Commission (the “SEC”), including all risk factors outlined therein. Other than as required by law, we undertake no obligation to update or revise these forward-looking statements, even though our situation may change in the future.

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2017, we entered into a Common Stock Purchase Agreement with M2 Equity Partners LLC, a Minnesota limited liability company (the “M2”), whereby M2 has purchased 12,100,000 newly issued shares of our  common stock (the “Common Stock”) for an aggregate purchase price of $347,500 (the “Purchase Price”), pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and/or Rule 506 promulgated thereunder.  Prior to the closing (the “Closing”) of the Common Stock Purchase Agreement, we had the following outstanding securities: (i) 2,926,486 shares of our Common Stock; (ii) 2008 shares of our Series A 6% Convertible Preferred Stock (the “Preferred Stock”); and (iii) 1,928,571 warrants (the “Warrants”) to acquire 1,928,571 shares of our Common Stock that were issued in connection with the issuance of our Preferred Stock.  In connection with this purchase of Common Stock, certain of our shareholders agreed to cancel an aggregate 1,584,200 shares of our Common Stock for an aggregate amount of $15,842; and 2008 shares of our Preferred Stock and all outstanding Warrants for an aggregate amount of $53,841.28, with an additional sum of approximately $4,700 due to those shareholders who have agreed to cancel their respective shares of Preferred Stock and Warrants being reserved for the payment of miscellaneous expenses or other liabilities of the Company not provided for in the schedules and exhibits to the Common Stock Purchase Agreement, and any remainder of this sum will be paid to these shareholders, pro rata, based upon the respective percentage that the aggregate amount being paid for the cancellation of the Preferred Stock and Warrants bears, if any, to these additional funds, following payment of any such miscellaneous expenses or other liabilities of the Company.  $10,750 of the Purchase Price will be deposited in a new bank account to be opened by the Company.

As a result of the cancellation of 1,584,200 shares of our Common Stock, immediately prior to or simultaneous with the Closing, the Company had 1,342,286 shares of Common Stock issued and outstanding (the “Existing Shares”) and no shares of Preferred Stock, Warrants or other securities of any kind issued and outstanding; and taking into account the share cancellation and the 12,100,000 share Common Stock purchase and issuance, we presently have issued and outstanding (i) 13,442,286 shares of our Common Stock, consisting of (a) the

1,342,286 Existing Shares, and (b) the 12,100,000 shares purchased by M2; and (ii) no other securities (as defined in the Securities Act) issued or outstanding.

We will use the remainder of $347,500 to, among other items set forth in the schedules and exhibits to the Common Stock Purchase Agreement, pay or compromise all outstanding indebtedness and other liabilities of the Company, amounting to approximately $262,366.72, which includes a payment of an aggregate of $10,000 ($5,000 to each) to our two directors and executive officers, with the understanding that our then current assets will consist of approximately $10,750, our oil and gas lease assets that we presently own, along with other intangible assets, and following the payment of the indebtedness and other liabilities and financial obligations of the Company, there will be no liabilities of the Company at Closing.

M2 has agreed to pay M2 Capital Advisors, Inc., a Minnesota corporation (“M2 Capital”), which is wholly-owned by Mark Savage, a founding member of M2, an Introduction Fee of $25,000 for introducing the Company to M2.  These funds will be divided between M2 Capital and Elev8 Marketing, a firm owned by Matt Atkinson, who is also a founding member of M2 and M2’s sole Manager, and will be utilized to repay these entities for legal costs and miscellaneous expenses incurred by them in connection with the formation and funding of M2.

The Closing of the Common Stock Purchase Agreement will result in a change in control of the Company.

A copy of the Common Stock Purchase Agreement and related schedules and exhibits is attached hereto and incorporated by reference.  See Exhibit 10.1 in Item 9.01 below.  Forms of the Common Stock Cancellation Agreement (Exhibit 10.2), the Preferred Stock and Warrant Cancellation Agreements (Exhibit 10.3 and Exhibit 10.4) and the Debt Cancellation Agreement/Pay-Off Letter (Exhibit 10.5) are respectively attached hereto and incorporated by reference in Item 9.01.  The two Preferred Stock and Warrant Cancellation Agreements differ only by the fact that one contains a reference to a Confidentiality Agreement and one does not.  All capitalized terms used herein shall have the meanings attributed to them in the Common Stock Purchase Agreement unless indicated otherwise herein.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the Common Stock Purchase Agreement, the present directors of the Company shall appoint Mark Savage as a successor director and President, CEO, Treasurer and CFO of the Company, and Matt Atkinson as the Secretary of the Company, and Thomas J. Stauber, the Company’s current CEO and CFO and a director, shall resign, immediately following such appointments, with Daniel Ryweck, a current director of the Company, remaining as a director of the Company.

Mark Savage

Mr. Savage, age 51, is the founder and owner of M2 Capital, which is a corporate advisory company with principal offices in Minnetonka, Minnesota.  For nearly two decades, M2 Capital has pioneered an innovative form of financial consulting that combines introduction to growth capital and access to corporate finance strategy and key business development services critical to the rapid growth and long term success of emerging companies.  These services, provided by M2 Capital staff specialists and representatives, include executive recruiting and team building, human resource planning, securities and contract law, marketing strategies, brand development, strategic industry relationships, marketing communications, investor relations, business plans, white papers and corporate governance (particularly Sarbanes-Oxley, HIPPA, and Gram-Leach-Bliley).  M2 Capital’s consultative approach to early stage investing has proven to be a valuable skill set that enables entrepreneurs and early stage management teams to remain focused on core business issues while accelerating the growth of shareholder value.  M2 Capital has provided early stage services to innovative companies developing new technologies and services in software, biotech, e-commerce and telecom and gaming industries in the United States, Canada and Central and South America.

During these two decades, M2 Capital has specialized in founding, financing and developing growth companies in the United States.  The principal and professionals of M2 Capital have developed a successful track record of combining timely business and market strategies with effective management teams to launch and introduce early-stage funding to publicly-held companies.  M2 Capital has extensive experience in acquiring and merging operating companies into publicly-traded companies with little or no operating history.  It has implemented a format to lay the corporate, financial and regulatory foundation for companies, many of which have gone on to be traded on NASDAQ and other exchanges and that have subsequently successfully completed substantial equity and debt financings and mergers and acquisitions.

Matt Atkinson

Mr. Atkinson, age 35, has served as the President and CEO of Elev8 Marketing since April, 2010, and presently.  He also served as Vice President of Sales for Griffin International from August of 2008 to March of 2010. Mr. Atkinson’s duties as President and CEO of Elev8 Marketing have included being accountable for $500 Million in sales volume of complex product categories; directly managing a team of 19 account managers, business analysts and forecasting analysts; leading a cross functional team of 75 to develop product lines for over 37,000 retail stores; establishing relationships with senior level executives representing brands such as Microsoft, Apple, Nintendo, Disney and Proctor & Gamble; managing profit margins and forecasting in the North American markets, which increased market share from approximately 11% to approximately 72% in value video games; and as Senior Vice President of Sales and Marketing, oversaw all areas of sales, marketing, branding and distribution of the $60 Million Polaroid licensed consumer electronics business.  Mr. Atkinson received a B.S. in sports management from the University of Minnesota in 2005.

Neither Mr. Savage nor Mr. Atkinson has any present compensation arrangements with the Company.

Mr. Stauber and Mr. Ryweck will each be paid $5,000, pursuant to the terms of the Common Stock Purchase Agreement in consideration of services to the Closing and for mutual releases.

Item 8.01 Other Events.

M2 is party to a non-binding Letter of Intent dated May 31, 2017, with KonaTel, Inc., a Nevada corporation (respectively, “KonaTel” and the “KonaTel LOI”).  Under the current KonaTel LOI, M2 was to introduce KonaTel to a publicly-traded company on or before an interim target date of July 15, 2017, that would be willing to acquire KonaTel, thereby making KonaTel a “successor” publicly-held company and a wholly-owned subsidiary of the publicly-held company; and M2 intends to introduce the Company to KonaTel as the publicly-traded candidate to acquire KonaTel with the Closing of the Common Stock Purchase Agreement referenced in Item 1.01 above.  The parties are presently in discussions to amend and extend the KonaTel LOI that, if successful and assuming the Company acquires KonaTel thereunder, as to which no assurance can be given, will: (i) have a pre-closing funding requirement of $1,000,000 for the use and benefit of the post-acquisition Company; (ii) provide that 13,500,000 shares of the Company’s common stock will be exchanged with the sole owner of KonaTel for all of the outstanding securities of KonaTel, with the estimated total outstanding shares of the Company’s common stock following any such acquisition, being approximately 37,000,000 (taking into account the 13,442,286 outstanding shares post-Closing of the Common Stock Purchase Agreement), including shares for the required equity funding and the reservation of certain shares for management, key personnel and employee compensation and incentives; and (iii) the closing of any acquisition of KonaTel will occur on the earlier of September 30, 2017, or the completion of the audit of KonaTel’s financial statements for the years ended December 31, 2016, and 2015, and the review of any required interim quarterly periods of 2017, by a PCAOB member auditing firm.  There will also be employment and non-competition agreements executed, as the Board of Directors may approve, for management and other key personnel; and all assets and intellectual property of KonaTel will be free and clear of any liens or encumbrances.  Under the current LOI, M2 had an exclusivity period of 60 days during which KonaTel or its sole owner would not solicit other proposals for KonaTel’s acquisition.  It is intended that any amended KonaTel LOI will extend that period to coincide with current discussions and that it will be a binding agreement.  All common stock issued, if there is a closing of the KonaTel acquisition with the Company, would be “restricted securities” as defined in SEC Rule 144.  There is absolutely no assurance that the Company will be acceptable to KonaTel or that KonaTel will be acquired by the Company.  There are presently no binding understandings between M2 and KonaTel or the

Company whatsoever.  This disclosure is being made as information about the KonaTel LOI was provided to the Company and certain persons who are parties to the various agreements filed as exhibits to the Common Stock Purchase Agreement, including the disclosure of the name of the Company to some members of M2, though all efforts have been made to ensure that any such disclosure was preceded by an executed Confidentiality Agreement that made it clear that such information was “Confidential Information,” and that the use of this Confidential Information in the purchase or sale of shares of the Common Stock of the Company would violate applicable securities laws, rules and regulations, absent a public disclosure of the Confidential Information and the passage of at least 10 days.  The purpose of this disclosure is to ensure equal access to this Confidential Information.

KonaTel was organized under the laws of the State of Nevada on October 14, 2014, as a full service cellular provider that delivers cellular products and services to individual and business customers in various retail and wholesale markets.  Through its network, it provides these services nationwide.  KonaTel has one retail store in Johnstown, New York, that currently has six employees; its principal executive office location is in Johnstown, Pennsylvania, where it has 14 employees, including its sole owner; and in Dallas, Texas, it has three employees that handle Virtual ETC., one of its divisions.

The following is a brief summary of the market segments KonaTel is currently involved in: “Wholesale Mobile Voice,” which includes wholesale priced minutes, text and data to mobile resellers; “B2B Mobile Voice (agents),” which includes traditional post-paid cellular services, mostly from Verizon, sold to small and medium sized businesses and marketed through independent commissioned sales agents; “B2B & B2C Retail,” which comprises one retail location in upstate New York that functions primarily as a Sprint reseller (mostly selling B2C), and which also sells Verizon service from that location (mostly B2B Mobile Service); and “IOT (Internet of Things,” a.k.a. wireless data), which is an untapped area of KonaTel. KonaTel has a wholesale mobile data agreement with Verizon, and it also has commenced discussions with AT&T, with the plan to have two IOT wireless data sources available to it.  In addition to its current wholesale mobile data agreement with Verizon, KonaTel recently developed its own IOT centric software suite (i.e., its CROSS system) for provisioning (activating) and managing IOT mobile data devices, which it would need to resell mobile data or which a sub-reseller under KonaTel may require for this service; and Virtual ETC “Lifeline (virtual),” which KonaTel recently started to market as “Lifeline services” primarily in California under the license of another ETC (eligible telecommunications carrier).  This initiative was implemented as a precursor to purchasing a licensed Lifeline ETC.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

10.1	Common Stock Purchase Agreement
10.2	Form of Common Stock Cancellation Agreement
10.3	Form of Preferred Stock and Warrant Cancellation Agreement (a)
10.4	Form of Preferred Stock and Warrant Cancellation Agreement (b)
10.5	Form of Debt Cancellation Agreement/Pay-Off Letter

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DALA PETROLEUM CORP.

Date: July 20, 2017	By:	/s/ Mark Savage
Mark Savage
President, Chief Executive Officer, Treasurer, Chief Financial Officer, and Director

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